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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 6, 1997



                               W. R. GRACE & CO.
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            (Exact name of registrant as specified in its charter)



   Delaware                       1-12139                        65-0654331
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(State or other              (Commission File                 (IRS Employer
jurisdiction of                  Number)                    Identification No.)
incorporation)



             One Town Center Road, Boca Raton, Florida 33486-1010
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              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: 561/362-2000



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Item 5.           Other Events.


                  W. R. Grace & Co. ("Company") announced its 1996 fourth quarter and full-year earnings on February 4, 1997. On March 6, 1997, the Company released additional components of its 1996 financial statements, including a consolidated balance sheet and a consolidated statement of cash flows. The Company's March 6, 1997 announcement and accompanying financial data are filed as an exhibit hereto and are incorporated by reference herein.



Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  The Company's March 6, 1997 announcement and accompanying financial data are filed as an exhibit hereto.



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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                  W. R. GRACE & CO.
                                                  -----------------
                                                     (Registrant)



                                          By   s/ Kathleen A. Browne
                                                  ------------------
                                                  Kathleen A. Browne
                                            Vice President and Controller


Dated: March 12, 1997



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                               W. R. GRACE & CO.

                          Current Report on Form 8-K


                                 Exhibit Index


Exhibit No.          Description
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99.1                Announcement dated March 6, 1997 and accompanying
                    financial data.